[USAA                    USAA CORNERSTONE STRATEGY FUND
EAGLE
LOGO (R)]                SUPPLEMENT DATED JUNE 30, 2006
                            TO THE FUND'S PROSPECTUS
                              DATED OCTOBER 1, 2005

                                     AND THE

                                 PROXY STATEMENT
                               DATED MAY 26, 2006


At its meeting on June 27, 2006, the Cornerstone Strategy Fund's Board of Trustees approved the addition of international stock exchange-traded funds
(ETFs) to the International Stocks investment category. Effective August 1, 2006, the Fund will have the ability to invest up to 50% of the total assets allocated to the International Stocks investment category in international stock ETFs; however, no more than 25% of the Fund's total assets will be invested in ETFs.

                                                                      60784-0606